Superior Energy Services Credit Suisse Energy Summit February 8, 2012 Exhibit 99.1

Company Overview Company Overview

Rationale for Superior
• Diversified family of products
–
Serving the drilling, completion, production and decommissioning needs of the oil and gas industry in the U.S. with a growing presence in select international markets
• Globally focused and not market share constrained
• Opportunity to expand platform to new geographic markets
• Well-positioned company
–
Competitive advantages: Quality, innovation and integrated solutions
–
Healthy balance sheet
–
High margins and returns on capital relative to peers
3

Family of Products and Services

SUPERIOR ENERGY SERVICES, INC.

1
2
3
4

DRILLING PRODUCTS
- Accommodations
- Premium Drill Pipe
- Bottom Hole Assemblies

ONSHORE COMPLETION AND WORKOVER SERVICES
- Pressure Pumping
- Fluid Handling
- Well Servicing Rigs

PRODUCTION SERVICES
- Coiled Tubing
- Electric Line
- Slickline
- Hydraulic Workover and Snubbing
- Pressure Control Tools
- Remedial Pumping

SUBSEA AND TECHNICAL SOLUTIONS
- Pressure Control Services
- Completion Tools and Products
- Subsea Construction
- Well and Platform Decommissioning
- Marine Technical Services
- Liftboats

AVAILABLE OFFSHORE | AVAILABLE ONSHORE | AVAILABLE OFFSHORE AND ONSHORE

4

Participate in $90 billion of Global Market segments
5
Sources: Spears & Associates, Inc. Oilfield Market Report: 1999-2012, Intervention & Coiled Tubing Association
(1) Excludes accommodations
(2) #1 U.S. market share based on unit count
SPN Rank
Drilling Products and Services (1)
Onshore Completion and Workover Services
Well Servicing
Pressure Pumping
Production Services
Coiled Tubing Services (2)
Wireline Logging
Production Testing
Subsea and Technical Solutions
Completion Tools and Products 6
th
5
th
5
th
4
th
4
th
11
th
3
rd

Among U.S. Coiled Tubing Leaders
6
Estimated U.S. Coiled Tubing Unit Count
Source: Intervention & Coiled Tubing Association
23
34
39
49
51
73
84
Archer RES HAL
KEG
BHI SLB SPN
Includes ~66 highly-capable units (2”+)

Pressure Pumping
24%
Coiled Tubing
17%
Fluid Handling
15%
Other Intervention (1)
14%
Drilling Products/Services
10%
Wireline
9%
Misc./Other
11%

Pressure Pumping
17%
Other Intervention (1)
16%
Drilling Products/Services
14%
Coiled Tubing
12%
Other Subsea
& Well Enhancement
12%
Fluid Handling
11%
Wireline
8%
Marine
3%
Misc./Other
7%

Pro Forma Superior Revenue by Product for TTM Ended September 30, 2011
7
Balanced Contribution from Diversified Product Mix
North America Land Revenue Total Company Revenue
(1) Includes Snubbing, Pressure Control and Well Servicing

Strategic Overview Strategic Overview

2,500
2,000
1,500
1,000
500
0
US Active Rig Count
2000A
2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
2012E
2013E
2014E
2015E
2016E
Oil
Gas

2,500
2,000
1,500
1,000
500
0
US Active Rig Count
6.0x
5.0x
4.0x
3.0x
2.0x
1.0x
0.0x
Service Intensity
2000A
2001A
2002A
2003A
2004A
2005A
2006A
2007A
2008A
2009A
2010A
2011A
2012E
2013E
2014E
2015E
2016E

Strategy Execution: U.S. Land Markets
• Leveraged to wellbore
geometry and oil prices
–
Horizontal drilling has stressed
the supply chain
• Multi-basin, multi-product
line approach
–
Deploy assets to basins with
greatest demand and service
intensity
• Focused on undersupplied
products and services
–
Downhole drilling tools
–
Completion and production
services
9
Horizontal/Directional Vertical Service Intensity
(2)
(1) Source: Spears & Associates, Drilling & Production Outlook Report, December 2011
(2) Service Intensity assumes: 1.0x intensity for vertical wells, 1.6x intensity for directional wells and 7.0x intensity for horizontal wells
U.S. Active Rigs by Commodity
(1)
U.S. Active Rigs by Type
(1)

$600
$500
$400
$300
$200
$100
$0
32% CAGR
$56.7
$87.6
$99.3
$169.2
$298.8
$316.7
$323.2
$465.3
$513.0
2003
2004
2005
2006
2007
2008
2009
2010
2011E
(1)

• Markets slowly recovering
from 2008 financial crisis
• Geomarket approach
–
Maximize opportunities through
centralized diversified product
offering
• Offer higher technology and
innovative solutions
–
Sand control completion tools
–
Subsea well containment
• Expand into growing and
mature markets with similar
U.S. margin profile
10
Strategy Execution: International
International Revenue Since 2003 ($ MM)
(1) Annualized actual 2011 international revenue of $385 million through 9/30/2011.

Colombia
• Downhole Drilling Tools
• Intervention Services
Brazil
• Downhole Drilling Tools
• Remedial Pumping
• Completion Tools & Products
• Accommodations
• Intervention Services
• Subsea Well Containment
Argentina
• Pressure Pumping
• Intervention Services
• Geo-market Strategy
• Existing Presence
• Potential New Market

International Expansion: South America 11

SUPERIOR ENERGY SERVICES, INC.

UK
- Pressure Control
- Downhole Drilling Tools
- Subsea Inspection, Repair & Maintenance Services
- Snubbing
- Accommodations
- Subsea Well Containment
- Decommissioning

Saudi Arabia
- Pressure Control
- Intervention Services

West Africa
(Nigeria, Ghana, Angola)
- Accommodations
- Downhole Drilling Tools
- Subsea Inspection, Repair & Maintenance Services
- Completion Tools & Products

- Geo-market Strategy
- Existing Presence
- Potential New Market

International Expansion: UK, Middle East and Africa 12

India
• Subsea Inspection, Repair & Maintenance Services
• Intervention Services
Malaysia
• Accommodations
• Subsea Inspection, Repair & Maintenance Services
• Downhole Drilling Tools
• Intervention Services
Indonesia
• Subsea Inspection, Repair & Maintenance Services
• Completion Tools & Products
• Intervention Services
Australia
• Accommodations
• Subsea Inspection, Repair & Maintenance Services
• Downhole Drilling Tools
• Snubbing
• Intervention Services
• Pressure Pumping
• Remedial Pumping
• Geo-market Strategy • Existing Presence • Potential New Market

International Expansion: Asia Pacific 13

14
12
10
8
6
4
2
0
Oil Spill
Moratorium Lifted
May-09
Jun-09
Jul-09
Aug-09
Sep-09
Oct-09
Nov-09
Dec-09
Jan-10
Feb-10
Mar-10
Apr-10
May-10
Jun-10
Jul-10
Aug-10
Sep-10
Oct-10
Nov-10
Dec-10
Jan-11
Feb-11
Mar-11
Apr-11
May-11
Jun-11
Jul-11
Aug-11
Sep-11
Oct-11
Nov-11
Dec-11

$682
$658
TTM 6/30/10
TTM 9/30/11 (2)

Strategy Execution: Gulf of Mexico
• Upside to rig count
recovery in deep water
• Maintain high share of
deep water rig count
• Incremental exposure
through completion tools
and services
• Primary shallow water
focus remains on well
maintenance and end-of-
life services
14
Monthly Deep Water Permits to Drill New Wells (1)
SPN Gulf of Mexico Revenue ($ in millions)
Pre-Macondo
Post-Macondo
(1)
A new well is defined as an operator drilling an original wellbore hole in the seafloor to a geological target. Excludes permits for bypass, sidetracks, completions, interventions and end-of-life services
(2)
Content difference from TTM 6/30/10. Includes revenue from the completion tools and products product line acquired in August of 2010.
3-year pre-spill
average: 7/mo
.

SUPERIOR
ENERGY SERVICES, INC.

Wild Well Control
EXPERIENCE MAKES THE DIFFERENCE

Strategy Execution: Innovation and Technical Solutions 15 Multi-zone Single Trip System Global Subsea Containment Capping Stack Arctic Subsea Containment System

Lead Time (Years)
2.5
2.0
1.5
1.0
0.5
0.0
1.5 – 2.0
1.0
1.0
0.25 - 0.5
0.5 - 0.75
0.75 - 1.0
Marine Vessels
Pressure Pumping Equipment
Coiled Tubing
Drilling Products
Frac Stacks
Pump Down Units

Flexible Capital Expenditures Program Estimated Lead Time for Key Capital Items (Years) 16

Investment Highlights
• Diversified product line with multi-basin, multi-product offering approach
• Small share of large, fragmented global markets provides growth potential
• Geographic growth strategy in place
• Positioned to benefit from continued recovery in deepwater Gulf of Mexico
• Strong balance sheet to execute growth strategy
–
History of disciplined investments that yield high returns on capital
17

Forward-Looking Statements
18
This presentation contains forward-looking statements, including, in particular, statements about Superior Energy’s plans, strategies and prospects.  These statements are based on the Company’s current assumptions, expectations and projections about future events, which are subject to a wide range of business risks.
Although the Company believes that the assumptions reflected in these forward-looking statements are reasonable, the Company can give no assurance that these assumptions will prove to be correct or that financial or market forecasts, savings or other benefits anticipated in the forward-looking statements will be achieved.
Forward-looking statements are not guarantees of future performance and actual results may differ materially from those projected.  The information contained in this presentation is only current as of February 7, 2012, and the Company undertakes no obligation to update this presentation.